JPMORGAN INCOME FUNDS

JPMorgan Real Return Fund
(All Share Classes)
(a series of JPMorgan Trust I)

Supplement dated March 19, 2008
to the Prospectuses dated July 1, 2007

The following paragraph replaces the portfolio managers disclosure in the Fund Managers sub-section in the Management of the Funds section for JPMorgan Real Return Fund:

JPMorgan Real Return Fund. The portfolio management team consists of Timothy N. Neumann, Managing Director and CFA charterholder, and Donald A. Clemmenson, Managing Director. An employee of JPMIM since 1997, Mr. Neumann is the head of the portfolio manager group and lead portfolio manager for core plus strategies, working with the macro team and sector teams to deliver account-specific portfolio strategy. Mr. Clemmenson is a portfolio manager in the U.S. Fixed Income Group. An employee of JPMIM since 1984, he currently trades governments, futures and agencies and is responsible for the duration decision on short-term accounts. He previously headed the trading desk and traded mortgages, corporates, preferred stock, non-dollar, foreign exchange, high yield, emerging markets and money markets.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-RRF-308